IndexIQ ETF Trust

(the “Trust”)

Supplement dated December 3, 2012

to the Prospectus and Statement of Additional Information, each dated August 27, 2012

IQ Emerging Markets Mid Cap ETF (EMER)

The following information supplements, and should be read in conjunction with, the Prospectus and Statement of Additional Information for the IQ Emerging Markets Mid Cap ETF (the“Fund”).

On December 3, 2012, the Board of Trustees of the Trust authorized an orderly liquidation of the Fund. The Trust’s Board of Trustees determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

From December 14, 2012 through December 27, 2012, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund not tracking its underlying index and its cash holdings increasing, which may not be consistent with the Fund’s investment objective and strategy.

The Fund will close to new investors and will discontinue trading on the NYSE Arca, Inc. effective at the market close on Tuesday, December 18, 2012. The effective date of the Fund’s liquidation shall be on or before December 28, 2012 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust. Shareholders of record remaining on December 28, 2012 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. Such shareholders will not incur transaction fees in connection with the liquidation of their shares. Other costs of closing the Fund will be borne by IndexIQ Advisors LLC, the Fund’s investment advisor.

Shareholders may sell their holdings through December 18, 2012, incurring a transaction fee from their broker-dealer. From December 19, 2012 through December 27, 2012, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Fund.

If you would like additional information, including information about other IndexIQ ETFs, please call (888) 934-0777 or visit www.indexiq.com.

Investors Should Retain This Supplement for Future Reference